Earnings per unit and cash distributions (Tables)	12 Months Ended
Dec. 31, 2012
Earnings per unit and cash distributions [Abstract]
Calculations of basic and diluted earnings per unit
The calculations of basic and diluted earnings per unit are presented below:

(in US $ millions, except per unit data)	Year ended December 31, 2012
Post IPO net income attributable to the members of Seadrill Partners LLC (1)	9.3

Net income attributable to:
Common unitholders	7.2
Subordinated unitholders	2.1

Weighted average units outstanding (basic and diluted) (in thousands):
Common unitholders	24,815
Subordinated unitholders	16,543

Earnings per unit (basic and diluted):
Common unitholders	$0.29
Subordinated unitholders	$0.13

Cash distributions declared and paid in the period per unit (2)	—

Subsequent event: Cash distributions declared and paid per unit relating to the period (3):	$0.29

(1)
Earnings per unit information for 2012 is in respect of the period from the date of the Company's IPO on 24 October 2012 to 31 December 2012. Earnings per unit information has not been presented for any period prior to the Company's IPO as the information is not comparable due to the change in the Company's structure and the basis of preparation of the financial statements as described in Note 1.

Allocation of earnings to classes of units used in calculating earnings per unit have been determined in accordance with the distribution guidelines set forth in the First Amended and Restated Operating Agreement of the Company (the "Operating Agreement") and are determined by adjusting net income for the period by distributions made or to be made in relation to the period irrespective of the declaration and payment dates. Undistributed earnings are allocated based on the same distribution guidelines.

(2)	Refers to the cash distribution declared and paid during the period.

(3)	Refers to the cash distribution declared since IPO and paid subsequent to the period end.